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EXHIBIT 10.19


                      COUNTERPART SUBORDINATION AGREEMENT

          This COUNTERPART TO SUBORDINATION AGREEMENT (this "COUNTERPART") is dated as of November 25, 1996 and is made with reference to that certain Subordination Agreement, dated as of August 15, 1995, a copy of which is annexed hereto (as amended, restated, supplemented or modified or as it may in the future be amended, restated, supplemented or otherwise modified from time to time, the "SUBORDINATION AGREEMENT"; capitalized terms used herein without definition shall have the respective meanings set forth in the Subordination Agreement), executed by each of the Initial Subordinated Creditors as defined therein, in favor of Wells Fargo Bank, National Association, as Agent under the Credit Agreement. Pursuant to Section 28 of the Subordination Agreement, Oakley (U.K.) Ltd. (formerly known as Serval Marketing Limited) (Company No. 1310079), a United Kingdom company (the "NEW SUBORDINATED CREDITOR"), acknowledges that as of the date hereof it shall be a Subordinated Creditor for all purposes under the Subordination Agreement and hereby agrees to be bound by all of the terms and conditions of the Subordination Agreement to the same extent as if it were an original signatory thereof.

          New Subordinated Creditor hereby represents and warrants to Agent that the representations and warranties applicable to New Subordinated Creditor under the Subordination Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, and as of the Counterpart Effective Date (as defined below), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

          THIS COUNTERPART SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Subordination Agreement, all such counterparts shall be attached to, and be a part of, the Subordination Agreement.

          This Counterpart shall become effective (such date being the "COUNTERPART EFFECTIVE DATE") upon the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof.

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          IN WITNESS WHEREOF, New Subordinated Creditor has caused this
Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the first date written above.

                              OAKLEY (U.K.) LTD. (formerly known as Serval
                              Marketing Limited) (Company No. 1310079), a
                              United Kingdom company



                              By: /s/ Link Newcomb
                                  ------------------------------
                              Name: /s/ Link Newcomb
                                    ----------------------------
                              Title:  Director
                                      --------------------------

Accepted this 25th day of
November, 1996.


WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent



By:  /s/ Michael F. Sullivan
    ----------------------------
Name:  /s/ Michael F. Sullivan
       -------------------------
Title:  Regional Vice President
       -------------------------


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